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                            ADVISOR CLASS SHARES OF

                           AIM WORLDWIDE GROWTH FUND
                         AIM INTERNATIONAL GROWTH FUND
                          AIM NEW PACIFIC GROWTH FUND
                             AIM EUROPE GROWTH FUND
                            AIM MID CAP EQUITY FUND
                             AIM JAPAN GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                    Supplement dated October 16, 1998 to the
          Statement of Additional Information dated September 8, 1998


The first sentence in the second paragraph under the heading "NET ASSET VALUE DETERMINATION" on page 28 of the Statement of Additional Information should be deleted in its entirety and replaced with the following:

"Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid."